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                                                                    EXHIBIT 10.3





                               TERM LOAN AGREEMENT


     TERM LOAN AGREEMENT ("Agreement"), dated  JULY 11, 1995, between CYANOTECH
                                               -------------
CORPORATION , whose business address is 73-4460 Queen Kaahumanu Highway, #102, Kailua-Kona, HI 96740 (the "Borrower") and SATOSHI SAKURADA whose business address is c/o Venture Emporium Ltd., 10635 Santa Monica Blvd., Suite 160, Los Angeles, CA 90025 (the "Lender") agree as follows:

          I.   TERM LOAN AND SUPPLY OBLIGATIONS

     1.01 LOAN.     Subject to the satisfaction of the conditions stated in
Article II and the other terms and conditions of this Agreement, the Lender shall make a term loan (the "Loan") to the Borrower in the principal amount of Five Hundred Thousand U.S. Dollars ($500,000.00). Unless otherwise directed in writing by the Borrower, all proceeds of the Loan shall be transmitted by wire transfer on or before June 30, 1995 (the "Closing Date") to the Borrower's Deposit Account No. 67-067347, maintained with First Hawaiian Bank, Kona Branch, Kailua-Kona, Hawaii (Wire Transfer No. 121-301-015). The Borrower shall pay interest at the specified rate and repay the principal of the Loan in accordance with the following terms:

     (a) Subject to the provisions of subparagraph (b) of this Section 1.01, Borrower shall make principal payments of $25,000.00 on the first day of each calendar quarter, or as soon thereafter as the LIBOR rate referred to in subparagraph (b) has been determined, beginning
          October 1, 1995 in freely transferrable U.S. dollars at
                     , together with the interest on the unpaid principal amount to the date of each such payment at the rate provided in subparagraph
          (b) of this Section 1.01;

     (b) Borrower shall pay interest on a 360 day basis at the rate of the one-year London Interbank Offered Rate ("LIBOR") plus 2%, adjusted quarterly, as reported in


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          the Wall Street Journal on the last U.S. business day of the previous quarter.

     (c) With simultaneous fax notice to Borrower, principal and interest payments may, at the option of the Lender, be paid when due and payable by credits against amounts then due to Borrower on shipments of product by Borrower to Lender, provided that such credits taken by Lender may not exceed amounts then due and payable hereunder by Borrower to Lender.

     (d)(i) Borrower may at its option prepay, without premium, the following principal amounts: up to an additional $50,000.00 principal amount each calendar quarter without notice to Lender, and more than such amount but not exceeding $150,000.00 per calendar quarter with 90 days written notice to Lender; subject however to the prepayment limitation of $300,000.00 principal amount per twelve month period.

        (ii) Borrower may at its option prepay principal amounts exceeding those permitted by subparagraph (d)(i) by payment of a premium of 5% of such excess principal prepayment.

     1.02 PURPOSE. The proceeds of the Loan shall be used exclusively to fund a portion of the total cost of construction of six 500,000 liter algae culture ponds at Borrower's facilities in Kailua-Kona, Hawaii.

     1.03 SECURITY. The Loan shall initially be secured by the personal assets of Gerald R. Cysewski. No later than 120 days after the Closing Date, the Loan shall be secured by liens on or security interests in the following Collateral, which liens or security interest shall be of first priority unless otherwise agreed by the Lender; six 500,000 liter algae culture ponds located at Borrower's facilities in Kailua-Kona, Hawaii, as more fully described in Exhibit A hereto. At such time, the security interest in the personal assets of Gerald
R. Cysewski shall be released. Borrower shall duly file and otherwise perfect a lien under UCC-1 for the Collateral.


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     1.04  BORROWER'S OBLIGATIONS. The Borrower's obligations to pay, observe and perform all indebtedness, liabilities, covenants and other obligations on the part of the Borrower to be paid, observed and performed under this Agreement, are herein collectively called the "Obligations."

     1.05 SUPPLY OBLIGATIONS. Borrower or its subsidiary, Nutrex, Inc., shall supply Cyanotech Asia with a minimum of 35,000 kg. of Spirulina powder, flakes, tablets or other products per year, as requested from time to time by Lender on Borrower's standard selling terms and conditions in effect at the time the order is received by Borrower, beginning 30 days after completion of the six 500,000 liter algae culture ponds. This annual supply obligation of 35,000 kg. will thereafter continue for five years from the date of this Agreement.



                            II.  CONDITIONS PRECEDENT

     The obligation of the Lender to make the Loan is subject to the satisfaction of all of the following conditions on or before the Closing Date.

     2.01. DOCUMENTS REQUIRED FOR THE CLOSING.    The Lender shall have received
evidence of the Borrower's compliance, in respect of its properties, with the provisions stated below in Section 4.05.

     2.02  CERTAIN OTHER EVENTS.   On the Closing Date:

     (a) No event shall have occurred and be continuing that (1) constitutes an Event of Default, as that term is defined in Section 6.01, or (2) with the giving of notice or passage of time, or both, would constitute such an Event of Default;

     (b) No material adverse change shall have occurred in the financial condition of the Borrower since the date of its most recent financial statements filed with the United States Securities and Exchange Commission; and


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     (c)  No material adverse change shall have occurred in the physical condition of the Borrower's assets since the date of this Agreement.

                      III.  REPRESENTATIONS AND WARRANTIES

     3.01 To induce the Lender to make the Loan, the Borrower represents and warrants to the Lender as follows:

     (a) ORGANIZATION. The Borrower is duly organized, validly existing and in good standing under the laws of Hawaii, and has the lawful power to own its properties and to engage in the business it conducts;

     (b)  NO BREACH.     The execution and performance of this Agreement will
          not immediately, or with the passage of time or the giving of notice, or both:

          (1) Violate any law or result in a default under any contract, agreement, or instrument to which the Borrower is a party or by which the Borrower or its property is bound; or

          (2) Result in the creation or imposition of any security interest in, or lien or encumbrance on, any of the assets of the Borrower, except in favor of the Lender;

     (c) AUTHORIZATION. The Borrower has the power and authority to incur and perform the Obligations, and the Borrower has taken all corporate action necessary to authorize the execution and delivery of this Agreement and its incurring of the Obligations;

     (d) VALIDITY. This Agreement is valid, binding, and enforceable in accordance with its terms;

     (e)  FINANCIAL STATEMENTS.    All financial statements heretofore given by
          the Borrower to the Lender, including any schedules and notes pertaining thereto, were prepared in accordance with generally accepted accounting principles consistently applied, and fully and fairly present the financial condition of the Borrower at the dates thereof and the results of operations for the periods covered thereby, and as of


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          the date of this Agreement there have been no material
          adverse changes in the financial condition or business of the Borrower from the date of the most recent financial statements given to the Lender;

     (f)  TAXES.    Except as otherwise permitted by this Agreement, the
          Borrower has filed all tax returns it was required by law to have filed prior to the date of this Agreement, has paid or caused to be paid all taxes, assessments and other governmental charges that were due and payable prior to the date of this Agreement, and has made adequate provision for the payment of such taxes, assessments or other charges accruing but not yet payable, and the Borrower has no knowledge of any deficiency or additional assessment in a materially important amount in connection with any taxes, assessments or charges not provided for on its books;

     (g)  COMPLIANCE WITH LAW.     Except to the extent that the failure to
          comply would not materially interfere with the conduct of the business of the Borrower, the Borrower has complied with all applicable laws in respect of: (1) restrictions, specifications or other requirements pertaining to products that the Borrower sells or to the services it performs; (2) the conduct of its business; and (3) the use, maintenance, and operation of its properties;

     (h)  STATEMENTS AND OMISSIONS.     No representation or warranty by the
          Borrower contained in this Agreement or in any certificate or other document furnished by the Borrower pursuant to this Agreement contains any untrue statement of material fact or omits to state a material fact necessary to make such representation or warranty not misleading in light of circumstances under which it was made; and

     3.02 SURVIVAL. All representations and warranties stated above in Section
3.01 shall survive until all the Obligations shall have been satisfied in full.

                           IV.  AFFIRMATIVE COVENANTS


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     For so long as any of the Obligations remains outstanding, the Borrower shall, unless otherwise permitted by the Lender in writing:

     4.01 PAYMENTS. Punctually pay when due all sums which may be due hereunder.

     4.02 FINANCIAL REPORTING.     All financial statements and reports of
Borrower required to be filed by it with the Securities and Exchange Commission shall be furnished by Borrower to the Lender no later than ten days after the date of mailing to the Securities and Exchange Commission.

     4.03 EXISTENCE.     Borrower shall maintain its legal existence as a
corporation and timely file all necessary and appropriate documents and exhibits and pay all appropriate fees and charges in connection therewith.

     4.04 OBSERVANCE OF LAWS. Borrower shall conduct its business activities in an orderly, efficient and regular manner and comply with all requirements of all applicable state, federal and local laws, rules and regulations.

     4.05 INSURANCE.     Maintain and keep in force insurance of the types and
in such amounts as are reasonably satisfactory to the Lender, and in no event less than amounts customarily carried in lines of business similar to Borrower's, including but not limited to, fire, public liability, property damage and workers' compensation insurance, and provide the Lender on request with a schedule or schedules or certificates of insurance from time to time setting forth all insurance then in effect, together with copies of all such policies.

     The Collateral shall be covered by fire insurance with extended coverage and other hazard insurance policies reasonably acceptable to the Lender, and such policies shall contain endorsements naming the Lender as loss payee and shall require 30 days' prior written notice to the Lender of any cancellation or material change in coverage.

     All insurance required by this Agreement shall be through valid and enforceable insurance policies issued by companies authorized to do business in the State of Hawaii. This Agreement constitutes written notice to the Borrower from the Lender that the Lender may not make the granting of the Loan contingent on


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the procuring of insurance from any insurance company designated by the
Lender.

     4.06 FACILITIES.    Keep all of Borrower's property and business premises
in a good state of repair and condition and make all necessary repairs, renewals and replacements thereto from time to time so that such property and business premises shall be fully and efficiently preserved and maintained, and keep the Collateral free and clear of all liens, charges or encumbrances except those provided for herein.

     4.07 TAXES AND OTHER LIABILITIES. Pay and discharge when due all of Borrower's indebtedness, obligations, assessments and taxes, except such as the Borrower may in good faith contest or as to which a bona fide dispute may exist, provided that if requested by Lender the Borrower gives evidence satisfactory to the Lender regarding the Borrower's ability to pay the disputed items if determined to be justly due.

     4.08 NOTICE TO LENDER.   Promptly give notice to the Lender of (a) the
occurrence of any Event of Default, (b) any change in the name or organizational structure of the Borrower, (c) any uninsured loss through fire, theft, liability or property damage exceeding $100,000, (d) any change in the Borrower's principal place of business, and (e) any change in the location of any Collateral securing the Loan.

                             V.  NEGATIVE COVENANTS

          For so long as any of the Obligations remains outstanding, the Borrower will not, unless otherwise permitted by the Lender in writing:

          5.01 USE OF FUNDS. Use any of the proceeds of the Loan for any purpose except as set forth in Section 1.02 of this Agreement.

          5.02 BUSINESS. Materially change the character of the Borrower's current business, or engage in any type of business other than the Borrower's current business.

               VI.  EVENTS OF DEFAULT; LENDER'S RIGHT UPON DEFAULT

          6.01 EVENTS OF DEFAULT. The following events constitute an event of default ("Event of Default") hereunder:


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          (a)  Borrower shall fail to make any payment of principal or interest when due and payable and such default shall be continuing for ten (10) business days after the due date;

          (b) Borrower shall commence a voluntary case under the U.S. Bankruptcy Code ("Code") or an involuntary case is commenced against Borrower under the Code or any other applicable bankruptcy, insolvency or similar law; and

          (c)  any action is commenced for the dissolution of Borrower.

          6.02 LENDER'S REMEDIES ON DEFAULT. If any Event of Default shall occur and be continuing after ten (10) business days written notice to Borrower, the Lender shall have, in addition to any rights it may have under this Agreement, and any and all other rights and remedies, legal or equitable, available to the Lender under Hawaii law. Lender may exercise any of its right under Hawaii Revised Statutes Chapter 490 (Uniform Commercial Code).

                               VII.  MISCELLANEOUS

     7.01 FURTHER ASSURANCE. From time to time within five days after the Lender's demand, the Borrower will execute and deliver such additional documents and provide such additional information as may be reasonably requested by the Lender to carry out the intent of this Agreement.

     7.02 ENFORCEMENT AND WAIVER BY THE LENDER.   The Lender shall have the
right at all times to enforce the provisions of this Agreement, as it may be amended from time to time, in strict accordance with its terms, notwithstanding any conduct on the part of the Lender in refraining from so doing at any time or times. The failure of the Lender at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as a waiver of any provision of this Agreement. All rights and remedies of the Lender are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

     7.03 NOTICES. Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed delivered if delivered in person or if sent by certified mail, postage prepaid, return receipt request, or by FAX, at the


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addresses noted above, unless such address is changed by written notice hereunder to the other party.

     7.04 APPLICABLE LAW.     The substantive laws of the State of Hawaii shall
govern the construction of this Agreement and the rights and remedies of the parties hereto.

     7.05 BINDING EFFECT.     This Agreement shall inure to the benefit of, and
shall be binding on, the parties hereto and their respective successors and permitted assigns.

     7.06 MERGER.   This Agreement constitutes the full and complete agreement between the Lender and the Borrower with respect to the Loan, and all prior oral and written agreements, commitments and undertakings shall be deemed to have been merged into this Agreement into this Agreement and such prior oral and written agreements, commitments and undertakings shall be deemed to have been merged into this Agreement and such prior oral and written agreements, commitments and undertakings shall have no further force or effect except to the extent expressly incorporated herein.

     7.07 AMENDMENTS; CONSENTS.    No amendment, modification, supplement,
termination, or waiver of any provision of this Agreement is effective unless in writing signed by the party against whom enforcement is sought.

     7.08 ASSIGNMENTS.   The Borrower shall have no right to assign any of its
rights or obligations without the prior written consent of the Lender.

     7.09 SEVERABILITY. If any provision of any of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision hereof that can be given effect without the invalid provision, and, to this end, the provisions hereof are severable.

     7.10 TIME IS OF THE ESSENCE. Time is of the essence under and in respect of this Agreement.

     The Borrower and the Lender have duly executed this Agreement as of the date first above written.

                              CYANOTECH CORPORATION


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                              By:  /s/ Gerald R. Cysewski
                                 ------------------------
                                   Its President
                                                       Borrower




                              By:  /s/ Satoshi Sakurada
                                 -----------------------
                                   Its
                                                       Lender